UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Results of Operations and Financial Condition.

The information in Item 8.01 below is incorporated by reference herein.

Item 8.01.	Other Events.

On April 13, 2020, Sabre Corporation (“Sabre,” the “Company,” “we,” “us,” or “our”) issued a press release announcing the commencement of proposed offerings by its wholly-owned subsidiary Sabre GLBL Inc. (“Sabre GLBL”) of (1) $500,000,000 aggregate principal amount of senior secured notes due 2025 (the “Secured Notes”) and (2) $250,000,000 aggregate principal amount (or $287,500,000 aggregate principal amount if the initial purchasers fully exercise their option to purchase additional notes) of senior exchangeable notes due 2025 (the “Exchangeable Notes” and together with the Secured Notes, the “Notes”). A copy of the press release announcing the offerings is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

The precise timing, size and terms of the offerings are subject to market conditions and other factors. The completion of the Secured Notes offering is not contingent on the consummation of the Exchangeable Notes offering, and the completion of the Exchangeable Notes offering is not contingent on the consummation of the Secured Notes offering.

The Notes, the related note guarantees and any shares of common stock issuable upon exchange of the Exchangeable Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The Notes, the related note guarantees and any such shares may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

A confidential offering circular for each offering is being furnished to prospective investors. Certain disclosures that are included in the confidential offering circulars are attached as Exhibit 99.2 to this Form 8-K and incorporated by reference herein. Certain of this information has not previously been made publicly available by the registrant. This Form 8-K also updates certain information previously reported by the Company.

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “believe,” “could,” “likely,” “expect,” “plan,” “commit,” “guidance,” “outlook,” “anticipate,” “will,” “incremental,” “preliminary,” “forecast,” “continue,” “strategy,” “confidence,” “momentum,” “estimate,” “objective,” “project,” “may,” “should,” “would,” “intend,” “potential” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. More information about potential risks and uncertainties that could affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Annual Report on Form 10-K filed with the SEC on February 26, 2020 and in our other filings with the SEC. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 13, 2020.

99.2	Disclosures regarding Sabre Corporation.

104	Cover Page Interactive Data File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: April 13, 2020	By:	/s/ Aimee Williams-Ramey
	Name:	Aimee Williams-Ramey
	Title:	Senior Vice President and General Counsel